UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 1, 2012

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6499	54-1746596
(State of or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Health Care REIT Credit Agreement

On October 1, 2012, Sunrise Senior Living Investments, Inc. (“SSLII”), a wholly owned subsidiary of Sunrise Senior Living, Inc. (“Sunrise”), entered into, as borrower, an approximately $467 million credit agreement (the “Health Care REIT Credit Agreement”) with Health Care REIT, Inc. (“Health Care REIT”), as lender, and borrowed $359 million in term loans under such agreement.  The borrowing was made to finance (i) SSLII’s acquisition of the HVP Interest and HVP II Interest, as described in Item 2.01 below, and (ii) the repayment of the existing mortgage debt on the MSH Facilities (as defined in Item 2.01 below).  Health Care REIT’s commitment to enter into the Health Care REIT Credit Agreement was previously described in a Current Report on Form 8-K filed by Sunrise on August 27, 2012.

SSLII intends to borrow up to an additional approximately $105 million under the Health Care REIT Credit Agreement at a date no later than December 31, 2012 to finance (i) the acquisition by Sunrise Senior Living International Limited Partnership (“SSLI LP”) of its partner’s interest in the MSREF joint venture (the “MSREF Interest”), and (ii) the repayment of the existing mortgage debt on the Sonning and Beaconsfield facilities, both as previously described in a Current Report on Form 8-K filed by Sunrise on August 27, 2012.  The contemplated additional borrowing is conditioned on the contemporaneous purchase of the MSREF Interest by SSLI LP and the making of certain representations by SSLII.

The term loans outstanding under the Health Care REIT Credit Agreement bear interest at one-month LIBOR plus 5.00% and mature on December 31, 2013.  The term loans are prepayable at any time without premium or penalty.  The term loans are unconditionally guaranteed by Sunrise and are secured by (i) a pledge of the HVP Interest and (ii) first priority mortgages on the MSH Facilities (other than the Glen Cove and Hunter Mill facilities).  No later than 45 days after the purchase of the MSREF Interest, the term loans also shall be secured by (i) a pledge of the equity interests in the Sonning and Beaconsfield facilities and (ii) first priority mortgages over the Sonning and Beaconsfield facilities.  SSLII has also agreed to provide additional collateral to Health Care REIT, in the form of (i) a pledge of (a) the HVP II Interest and (b) the equity interests in the other MSREF Facilities and (ii) mortgages over the HVP II Facilities and the other MSREF Facilities, when the existing first priority mortgages over these properties are satisfied and discharged.

The Health Care REIT Credit Agreement also includes customary representations, covenants and events of default that apply to Sunrise and its subsidiaries.

KeyBank Revolving Credit Agreement First Amendment

On October 1, 2012, Sunrise entered into a First Amendment (the “Amendment”) to its Credit Agreement (the “KeyBank Credit Agreement”), dated June 16, 2011, with KeyBank National Association, as administrative agent.  The KeyBank Credit Agreement was previously described in a Current Report on Form 8-K filed by Sunrise on June 20, 2011, and such description is incorporated herein by reference.

The Amendment modified certain financial and other covenants in the KeyBank Credit Agreement to, among other things, permit the borrowings and security under the Health Care REIT Credit Agreement.  The financial and other covenant modifications will remain in place until the earlier to occur of (i) September 5, 2013 and (ii) 15 days after the termination of the Agreement and Plan of Merger, dated as of August 21, 2012, by and among Sunrise, Health Care REIT, Brewer Holdco, Inc., Brewer Holdco Sub,

Inc. and Red Fox, Inc. (which Agreement and Plan of Merger was previously described in a Current Report on Form 8-K filed by Sunrise on August 22, 2012).

After giving effect to the Amendment, Sunrise is required to maintain (i) a corporate leverage ratio of no greater than 10.00 to 1.00 and (ii) a corporate fixed charge coverage ratio of not less than 1.25 to 1.00 under the KeyBank Credit Agreement.

Item 2.01.              Completion of Acquisition or Disposition of Assets.

Completion of the Acquisition of the HVP Interest

On October 1, 2012, SSLII completed its purchase of a 75% interest (the “HVP Interest”) held by HVP Sun Investor LLC (“HVP”), an affiliate of an institutional investor, in Metropolitan Senior Housing LLC, Sunrise Lafayette Hills Assisted Living, L.P. and Sunrise Paoli Assisted Living, L.P. (collectively, the “MSH Joint Venture”) regarding a portfolio of 12 senior living facilities (the “MSH Facilities”).  The purchase price for the acquisition was approximately $118 million.  Following the closing of this purchase, SSLII owns 100% of the equity interests in the MSH Joint Venture.  The acquisition was made pursuant to a Purchase and Sale Agreement, dated as of August 21, 2012, between SSLII and HVP, which agreement was described in a Current Report on Form 8-K filed by Sunrise on August 27, 2012.  These 12 facilities comprise Pool 9 referenced in the supplemental financial information filed as Exhibit 99.2 to the Form 8-K filed by Sunrise on August 2, 2012.

On October 1, 2012, in connection with the closing, HVP and SSLII entered into a mutual release of all claims arising in connection with the ownership and operation of the MSH Facilities and the MSH Joint Venture, subject to certain customary carve-outs.

Completion of the Acquisition of the HVP II Interest

On October 1, 2012, SSLII completed its purchase of an 80% interest (the “HVP II Interest”) held by HVP Sun Investor II LLC (“HVP II”), an affiliate of an institutional investor, in Sunrise HBLR, LLC (the “HBLR Joint Venture”) regarding a portfolio of four senior living facilities (the “HBLR Facilities”).  The purchase price for the acquisition was approximately $53 million.  Following the closing of this purchase, SSLII owns 100% of the equity interests in the HBLR Joint Venture.  The acquisition was made pursuant to a Purchase and Sale Agreement, dated as of August 21, 2012, between SSLII and HVP II.  These four facilities comprise Pool 8 referenced in the supplemental financial information filed as Exhibit 99.2 to the Form 8-K filed by Sunrise on August 2, 2012.

On October 1, 2012, in connection with the closing, HVP II and SSLII entered into a mutual release of all claims arising in connection with the ownership and operation of the HBLR Facilities and the HBLR Joint Venture, subject to certain customary carve-outs.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

This Current Report on Form 8-K will be supplemented by amendment to provide the required financial statements for the MSH Joint Venture and the HBLR Joint Venture no later than December 15, 2012.

(b)           Pro Forma Financial Information.

This Current Report on Form 8-K will be supplemented by amendment to provide the required financial statements for the MSH Joint Venture and the HBLR Joint Venture no later than December 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: October 3, 2012	By:	/s/ Mark S. Ordan
	Name:	Mark S. Ordan
	Title:	Chief Executive Officer